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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 3, 2003
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                              FTI CONSULTING, INC.
               (Exact Name of Registrant as Specified in Charter)

Maryland                            001-14875                         52-1261113
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
   of incorporation)                                         Identification No.)


       900 Bestgate Road, Suite 1000, Annapolis, Maryland       21401
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        (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (410) 224-8770
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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

        FTI Consulting, Inc. (NYSE: "FCN") announced today that it consummated its previously reported, pending acquisition of KPMG LLP's domestic Dispute Advisory Services business (the "DAS Business") for approximately $89.1 million in cash. In the acquisition, twenty-six KPMG partners and approximately 125 other billable professionals, plus support staff have joined FTI, and each of such partners, as well as two other members of the DAS Business leadership group, have entered into five-year employment agreements and have become senior managing directors of FTI.

        The full text of FTI's press release issued on November 3, 2003 relating the consummation of the DAS Business acquisition is attached hereto as Exhibit
99.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FTI CONSULTING, INC.



Dated: November 3, 2003             By:/s/ Theodore I. Pincus
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                                       Theodore I. Pincus
                                       Executive Vice President and
                                       Chief Financial Officer



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                                  EXHIBIT INDEX



  Exhibit Number                           Description
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     99.1                   Press Release of FTI Consulting, Inc.
                            dated November 3, 2003.